UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) April 5, 2004
                                                          -------------

                                  CENUCO, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                   033-25900                 75-2228820
 ----------------------------      ----------------         -------------------
 (State or other jurisdiction      (Commission File            (IRS Employer
      or incorporation)                 Number)             Identification No.)


                 6421 Congress Avenue, Boca Raton, Florida 33487
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


        Registrant's telephone number, including area code (561) 994-4446
                                                           --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 9. REGULATION FD DISCLOSURE.

         On April 5, 2004, Cenuco, Inc. (the "Corporation") consummated a capital raise through a private placement offered to accredited investors. The Corporation offered, through a placement agent, investment units consisting of 5,000 shares of its common stock offered at $4.00 per share with a callable warrant to purchase 5,000 shares of its common stock at $4.50 per share. The private placement was originally to be for a maximum amount of $5,000,000, but was subsequently increased to a maximum of $6,000,000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CENUCO, INC.

Dated: April 8, 2004                    By: /s/ STEVEN BETTINGER
                                            --------------------
                                        Name:  Steven Bettinger
                                        Title: President